PRESS RELEASE

FOR IMMEDIATE RELEASE	FOR FURTHER INFORMATION:
Ryan Hobbs
Director, Corporate Development
1.256.730.2701
ryan.hobbs@intergraph.com

Intergraph Raises Second Quarter and Fiscal Year 2006 Financial Guidance

HUNTSVILLE, Ala., July 11, 2006 -- Intergraph Corporation (NASDAQ: INGR), a leading global provider of spatial information management (SIM) software, today announced that it expects financial results for the second quarter ended June 30, 2006 and fiscal year ending December 31, 2006 to be higher than the previous guidance provided by management in April.

Revenue for the second quarter is now expected to be between $151 and $153 million, above the previously indicated range of $145 to $147 million.  Operating income for the second quarter is now estimated to be in the range of $11.3 to $12.3 million, compared to the previous guidance of $5.0 to $7.0 million.  The Company expects to report a restructuring charge of approximately $5.7 million in the second quarter of 2006, compared to the previous guidance of $4.5 to $5.5 million.  Operating income before restructuring (a non-GAAP financial measure) for the second quarter is now expected to be between $17.0 and $18.0 million, above the previously indicated range of $10.5 to $11.5 million.

Revenue for fiscal year 2006 is expected to be in the range of $600 to $610 million, consistent with the previous guidance.  Operating income for fiscal year 2006 is now estimated to be between $48.6 and $52.6 million, above the previously indicated range of $42.8 to $47.8 million.  The Company estimates total restructuring charges of approximately $10.4 million for the six months ended June 30, 2006 and does not expect to report restructuring charges in the second half of fiscal year 2006.  Operating income before restructuring (a non-GAAP financial measure) for fiscal year 2006 is now expected to be between $59.0 and $63.0 million, above the previously indicated range of $53.0 to $57.0 million.

"Our recent operating performance underscores the progress of Intergraph's business transformation efforts and solid execution of our Strategic Plan.  The increased financial guidance reflects better than anticipated second quarter results and continued operating improvements in both our PP&M and SG&I divisions," said R. Halsey Wise, Intergraph President & CEO.  "In addition, we are pleased to announce the completion of our organizational realignment and associated restructuring charges.  We completed the organizational realignment within our original schedule by the end of the second quarter of 2006 and expect to realize efficiency improvements and annual gross cost savings from these restructuring efforts of approximately $32 million, above our previous estimate of $26 to $29 million.  We believe the organizational realignment and continued investments in new products and capabilities will improve our ability to serve our customers and better position us to capitalize on our attractive market opportunities and Intergraph's increased relevance in the current global environment."

As previously announced, the Company will report actual second quarter financial results on Wednesday, July 26, 2006 after market close.  The Company's management will host a conference call to discuss the second quarter results on Thursday, July 27, 2006 at 11:00 a.m. EDT.  Investors are invited to listen to a live Webcast of the conference call through the investor relations section on Intergraph's Website at www.intergraph.com/investors.

Non-GAAP Financial Measures
To supplement its financial statements, which are prepared on a Generally Accepted Accounting Principles (GAAP) basis, Intergraph reports operating income before restructuring charges and operating margin before restructuring charges.  The Company believes these non-GAAP financial measures provide investors and management with additional information to evaluate the Company's past financial results and ongoing operational performance.  The Company believes these non-GAAP financial measures facilitate making period-to-period comparisons and are indications of its operating performance.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP.  In addition, these non-GAAP financial measures may not necessarily be comparable to those of other companies.

About Intergraph
Intergraph Corporation (NASDAQ: INGR) is a leading global provider of spatial information management (SIM) software.  Security organizations, businesses and governments in more than 60 countries rely on the Company's spatial technology and services to make better and faster operational decisions.  Intergraph's customers organize vast amounts of complex data into understandable visual representations, creating intelligent maps, managing assets, building and operating better plants and ships, and protecting critical infrastructure and millions of people around the world.  For more information, visit www.intergraph.com.

Cautionary Note Regarding Forward-Looking Statements
This news release contains forward-looking statements (all statements other than those made solely with respect to historical fact) within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, the anticipated financial results contained in the Company's revised guidance for the second quarter of 2006 (which results are subject to finalization and contingencies associated with the Company's quarterly financial and accounting procedures), the Company's revised guidance for fiscal year 2006 and any other projections or expectations regarding future results, including revenue, operating income levels, margins, and cash flows; expectations regarding future market conditions; and the Company's organizational realignment and cost reduction efforts, and their anticipated impact on the Company and its divisions and business units; information regarding the development, timing of introduction, exportability, and performance of new products; the Company's ability to win new orders and any statements of the plans, strategies, expectations, and objectives of management for future operations.  Forward-looking statements are subject to known and unknown risks and uncertainties (some of which are beyond the Company's control) that could cause actual results to differ materially from those anticipated in the forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, potential adverse outcomes in our efforts to improve our operating performance (including uncertainties with respect to the timing and magnitude of any expected improvements); potential adverse outcomes or consequences associated with the Company's organizational realignment; material changes with respect to our business, litigation, or the securities markets; risks associated with doing business internationally (including foreign currency fluctuations and export controls); worldwide political and economic conditions and changes; increased competition; rapid technological change; unanticipated changes in customer requirements, including reductions in funding or spending for, or scope of, government projects; ability to identify suitable sources of growth and to identify and execute upon suitable acquisition targets at reasonable prices; ability to improve margins; adverse trends in energy demand and prices; ability to attract or retain key personnel; the ability to access or deliver the technology necessary to compete in the markets served; potential obsolescence or exhaustion of the Company's intellectual property rights, and changes in the market value of licensed products; the ability, timing, and costs to enforce and protect the Company's intellectual property rights; risks associated with various ongoing litigation proceedings and other disputes; and other risks detailed in our press releases or in our annual, quarterly, or other filings with the Securities and Exchange Commission.  The Company undertakes no obligation to make any revision to any forward-looking statement or to update any such statement to reflect events or circumstances occurring after the date thereof.  Accordingly, the reader is cautioned not to unduly rely on such forward-looking statements, including the revised financial guidance set forth herein.

Intergraph and the Intergraph logo are registered trademarks of Intergraph Corporation.  Other brands and product names are trademarks of their respective owners.

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